SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934
                       (Amendment No. [  ])

[X ] Filed by the Registrant

[  ] Filed by a Party other than the Registrant


Check the Appropriate Box:

[  ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12

                  UNION NATIONAL FINANCIAL CORPORATION
          -------------------------------------------------
          (Name of Registrant as Specified in Its Charter)



          ------------------------------------------------
          (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X ] No filing fee required

[  ] Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and O-11.

     1) Title of each class of securities to which transaction applies:


     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                 ________________________________

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                   TO BE HELD ON APRIL 22, 1997
                 ________________________________


TO THE SHAREHOLDERS OF UNION NATIONAL FINANCIAL CORPORATION:


     Notice is hereby given that the Annual Meeting of Shareholders of UNION NATIONAL FINANCIAL CORPORATION (the
"Corporation") will be held at 10:00 a.m., prevailing time, on Tuesday, April 22, 1997 at The Country Table Restaurant, 740 East
Main Street, Mount Joy, Pennsylvania 17552, for the following purposes:

     1. To elect three (3) Class A Directors to serve for a three-year term and until their successors are elected and qualified;

     2.  To approve and adopt the Union National Financial
Corporation 1997 Employee Stock Purchase Plan;

     3.  To approve and adopt the Union National Financial
Corporation 1997 Stock Incentive Plan; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-Laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 17, 1997, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1996, is mailed with this Notice. Copies of the Corporation's Annual Report for the 1995 fiscal year may be obtained at no cost by contacting William E. Eby, President, Union National Financial Corporation, P. O. Box 567, 101 East Main Street, Mount Joy, Pennsylvania 17552, telephone:
(717) 653-1441.

     You are urged to mark, sign, date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy and the voting instruction card (if applicable), regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation. If you are a participant in the Corporation's Dividend Reinvestment Plan, you will receive separate voting instructions with respect to your shares held in the Dividend Reinvestment Plan.

                        By Order of the Board of Directors,



                        /s/ William E. Eby, President
                        -----------------------------------
                        William E. Eby, President


March 24, 1997

             UNION NATIONAL FINANCIAL CORPORATION

           PROXY STATEMENT FOR THE ANNUAL MEETING OF
           SHAREHOLDERS TO BE HELD ON APRIL 22, 1997



                           GENERAL

Introduction, Date, Time and Place of Annual Meeting

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of UNION NATIONAL FINANCIAL CORPORATION (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 22, 1997, at 10:00 a.m., prevailing time, at The Country Table Restaurant, 740 East Main Street, Mount Joy, Pennsylvania 17552, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the Corporation is located at The Union National Mount Joy Bank (the "Bank"), 101 East Main Street, Mount Joy, Pennsylvania 17552. The telephone number for the Corporation is (717) 653-1441. All inquiries should be directed to William E. Eby, President of the Corporation. The Bank is a wholly-owned subsidiary of the Corporation.

Solicitation and Voting of Proxies

     This Proxy Statement and the enclosed form of proxy (the
"Proxy") are first being sent to shareholders of the Corporation on or about March 24, 1997.

     Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class A Director named below, FOR the proposal to approve and adopt the Union National Financial Corporation 1997 Employee Stock Purchase Plan and FOR the proposal to approve and adopt the Union National Financial Corporation 1997 Stock Incentive Plan. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation.

     If a shareholder is a participant in the Corporation's Dividend Reinvestment Plan (the "DRIP"), the enclosed Proxy will not serve as a voting instruction card for the shares held in the DRIP. Instead, these participants will receive, from the Trust Department of the Bank, as the administrator of the DRIP, separate voting instruction cards covering the shares held within the DRIP. These separate voting instruction cards must be signed and returned or the shares held in the DRIP will not be voted.

     The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation may solicit proxies personally, by telephone, telegraph and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

Revocability of Proxy

     A shareholder who returns a Proxy (and a voting instruction card, if applicable) may revoke the Proxy (and the voting instruction card, if applicable) at any time before it is voted only: (1) by giving written notice of revocation to Carl R. Hallgren, Secretary of Union National Financial Corporation, at P.O. Box 567, 101 East Main Street, Mount Joy, Pennsylvania 17552; (2) by executing a later-dated proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities, Record Date and Quorum

     At the close of business on March 17, 1997, the Corporation had outstanding 2,374,513 shares of common stock, par value $.25 per share, the only authorized class of stock (the "Common Stock"). The Corporation has 20,942 shares of Common Stock held in treasury as issued but not outstanding shares.

     Only holders of Common Stock of record at the close of business on March 17, 1997 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the By-Laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article 3, Section 3.1, of the By-Laws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the three (3) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee. Abstentions and broker non-votes are not votes cast and therefore do not count either for or against such election.

    Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for approval and adoption of the Corporation's 1997 Employee Stock Purchase Plan and for approval and adoption of the Corporation's 1997 Stock Incentive Plan. Abstentions and broker non-votes are not votes cast and, therefore, do not count either for or against such approval and adoption. Abstentions and broker non-votes do, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.


     PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

Principal Owners

     The following table sets forth, as of March 17, 1997, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5 percent of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.



                                                      Percent of
                                                     Outstanding
                                  Shares             Common Stock
                               Beneficially          Beneficially
Name and Address                Owned<F1>               Owned
----------------               -----------           ------------

Cede & Co.                       162,919                6.86%
(Depository Trust)
Box 20
Bowling Green Station
New York, NY 10004

Donegal Securities
 Service<F2>                     122,024                5.14%
101 East Main Street
Mount Joy, Pennsylvania 17552


<F1> See footnote (1) to the "Beneficial Ownership by Officers,
Directors and Nominees" table below for the definition of "beneficially owned".

<F2> Donegal Securities Service is the nominee registration for the Trust Department of the Bank. Donegal Securities Service intends to vote all of the shares of Common Stock for which it has sole voting power FOR the election of the nominees for Class A Director named herein, FOR the approval and adoption of the Corporation's 1997 Employee Stock Purchase Plan and FOR the approval and adoption of the Corporation's 1997 Stock Incentive Plan.

Beneficial Ownership by Officers, Directors and Nominees

     The following table sets forth, as of March 17, 1997, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director, each nominee and all officers and directors of the Corporation and of the Bank as a group. This information is provided by the reporting individuals and the Corporation. Unless otherwise noted in a footnote, all shares are individually held.


Name of Individual or    Amount and Nature of          Percent of
Identity of Group        Beneficial Ownership<F1><F2>    Class
---------------------    ----------------------------  ----------


Current Class A Directors
and Nominees for Class
A Director
(to serve until 2000)

Franklin R. Eichler              27,355                   1.15%
E. Ralph Garber                  14,500                    .61%
Mark D. Gainer                    2,000<F3>                .08%

Class B Directors
(to serve until 1998)
Daniel C. Gohn                   13,034<F4>                .55%
Carl R. Hallgren                 17,680<F5>                .74%
David G. Heisey                  34,336<F6>               1.45%
Daniel H. Raffensperger           7,118                    .30%

Class C Directors
(to serve until 1999)
William E. Eby                   14,600<F7>                .61%
Benjamin W. Piersol, Jr.          1,264                    .05%
William D. Linkous                2,000                    .08%
Donald H. Wolgemuth              42,980<F8>               1.81%

All Officers, Directors and
Nominees as a Group
(16 persons)                    189,779                   7.99%
___________________


<F1> The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 17, 1997. Beneficial ownership may be disclaimed as to certain of the securities.

                              - 4 -


<F2> Rounded to the nearest whole share.

<F3> Includes 400 shares held individually by his spouse.  On
February 1, 1997, Mr. Gainer was granted an option to purchase
900 shares.  This option is not exercisable until August 1, 1997.

<F4> Includes  2,034 shares held individually by Mr. Gohn's
spouse.

<F5> Includes 1,600 shares held by Mr. Hallgren's daughter.

<F6> Includes 18,420 shares held individually by Mr. Heisey's spouse. Mr. Heisey disclaims beneficial ownership as to the shares of Common Stock held by his spouse. The inclusion of these shares in Mr. Heisey's beneficial ownership is not an admission that he is the beneficial owner of such securities.

<F7> Includes 10,000 shares held jointly with Mr. Eby's spouse.
On February 1, 1997, Mr. Eby was granted an option to purchase
1,000 shares. This option is not exercisable until August 1, 1997.

<F8> Includes 1,600 shares held individually by Mr. Wolgemuth's spouse.


                   ELECTION OF DIRECTORS

     The By-Laws of the Corporation provide that the Corporation's business be managed by its Board of Directors.
Section 10.2 of the By-Laws provides that the number of directors that constitute the whole Board of Directors is not less than seven or more than twenty-five. The By-Laws provide that the Board of Directors be classified into three classes, each class is elected for a term of three years. The terms of the respective classes expire in successive years. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors and their respective classifications. No person elected or appointed as a director serves in that capacity after reaching the age of seventy (70) years. Each director also owns in his or her own right shares of Common Stock that have a fair market value, in the aggregate, of not less than Thirty Thousand Dollars ($30,000). The Board of Directors has fixed the number of Board members at eleven. Pursuant to Section
11.1 of the By-Laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, are filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed is a director until the expiration of the term of office of the class of directors to which he or she is appointed.

     In accordance with Section 10.3 of the By-Laws, at the 1997
Annual Meeting of Shareholders, three (3) Class A Directors shall be elected to serve for a three-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the three (3) Class A nominees named below. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock held on the record date entitles the owner thereof to cast one vote for each nominee. For example, if a shareholder owns ten shares of Common Stock, he or she may cast up to ten votes for each of the directors in the class to be elected.

          INFORMATION AS TO NOMINEES AND DIRECTORS

     The following table contains certain information with respect to the nominees for Class A Director and the current
Directors of the Corporation:


                                  Principal Occupation  Director
                      Age as of   for Past Five Years    Since
                      March 17,   and Position Held  Corporation/
Name                  1997        with Corporation          Bank
----                  --------    -----------------  ------------


Nominees For
Class A Director
(to serve until 2000)
and Current Class
A Directors
(to serve until 1997)

Franklin R. Eichler     64     President and Director   1986/1983
<F1><F4><F7><F8><F10><12>      of the following
                               companies:  The Sico
                               Company (distributor
                                of petroleum products);
                               Rollman Supply Company;
                               First Mount Joy
                               Corporation; and First
                               Florin Corporation;
                               Director and Treasurer,
                               Sico Foundation; Vice
                               Chairman of the Corporation
                               since 1992; Vice Chairman
                               of the Bank since 1997.

E. Ralph Garber         67     Owner, Garber            1986/1979
 <F2><F7>                      Enterprises
                              (business investment group)
                               since 1990.

                              - 6 -


Mark D. Gainer          42     Vice President of the    1996/1996
<F2><F3><F5><F9><F13>          Corporation since 1986,
                               Sr. Vice President of
                               the Bank since 1982
                               and Chief Operating
                               Officer of the Bank
                               since 1996.

Class B Directors
(to serve until 1998)

Carl R. Hallgren        59     Attorney-at-Law and      1986/1971
<F1><F3><F6><F8><F9>           Treasurer, Morgan
<F10><F11><F13>                Hallgren, Crosswell
                               & Kane, P.C.; Director,
                               Vice President and
                               Secretary of Conestoga
                               Financial Corporation
                               and of Conestoga Title
                               Insurance Co.; Director
                               and Treasurer, Seven
                               Hundred North Duke
                               Abstract, Inc.;
                               Secretary of the
                               Corporation since 1986;
                               Solicitor to the Bank
                               since 1979.

David G. Heisey         63     President, David G.      1986/1977
<F2><F4><F7>                   Heisey, Inc. (building
                               contractor); President,
                               Timber Villa, Inc.; and
                               President, Timber Villa
                               Enterprises, Inc.

Daniel C. Gohn          65     Chairman and former      1992/1992
<F2><F6><F10><F13>             President, D.C. Gohn
                               Associates, Inc.
                               (engineering corporation)

Daniel H. Raffensperger 62     Chairman and President,  1992/1992
<F4><F6><F10><F12><F13>        The Continental Press,
                               Inc. (publishing,
                               printing corporation).


                              - 7 -


Class C Directors
(to serve until 1999)

Donald H. Wolgemuth     61     Partner, Donegal         1986/1967
<F14>                          Producers; President,
                               Orchard View Farms, Inc.;
                               Treasurer, Hill-n-Dale
                               Farm; and Chairman of
                               the Board of the
                               Corporation since
                               1986 and of the Bank
                               since 1979.


William E. Eby          60     President of the         1986/1985
<F1><F2><F3><F5><F9>           Corporation since 1986
<F12><F13>                     and of the Bank since 1984.

William D. Linkous      65     Chairman and President,  1995/1995
<F9><F11><F13>                 C.A. Herr, Inc.
                               (retail hardware sales).

Benjamin W. Piersol,    44     Vice President, Co-owner 1996/1996
 Jr. <F13>                     Sloans Pharmacy, Inc.
                               (Retail Pharmacy).
_______________


<F1> Member of the Bank's Nominating Committee.  This committee's function is to nominate all committee members and officers of the Bank. This committee met one (1) time in 1996. Mr. William E.
Eby is Chairman of this Committee.

<F2> Member of the Bank's Property and Building Committee.  This
committee's function is to review Bank facilities for needed maintenance and to advise the Board as to any construction projects for the Bank and its facilities. This committee met three (3) times in 1996. Mr. David G. Heisey is Chairman of this committee.

<F3> Member of the Bank's Asset/Liability Management Investment
Committee. The functions of this committee are to make recommendations to the Board of Directors concerning the investment of bank funds, to monitor asset/liability management policies, to manage earnings, liquidity and interest rate risk, and to advise the Board of Directors concerning trends and related risks. This committee met six (6) times in 1996. Mr. Clement M. Hoober is Chairman of this committee.

<F4> Member of the Bank's Human Resources Committee.  The Human
Resources Committee's function is to make recommendations to the Board of Directors concerning the salaries and other benefits of directors, officers and employees of the Bank. The Human Resources Committee met five (5) times in 1996. Mr. Franklin R. Eichler is Chairman of this committee.

<F5> Member of the Bank's Loan Committee.  The function of the
Loan Committee is to advise and make recommendations to the officers and directors of the Bank concerning the loan functions of the Bank. The Loan Committee met fifty-two (52) times in 1996. Mr. William E. Eby is Chairman of this committee.

                              - 8 -


<F6> Member of the Bank's Trust Investment Committee.  The Trust
Investment Committee's function is to advise and make recommendations to the Board of Directors concerning the investment and disposition of all funds held in a fiduciary capacity by the Bank's Trust Department. This committee met eight (8) times in 1996. Mr. Charles R. Starr is Chairman of this committee.

<F7> Member of the Bank's Audit Committee.  The Bank's Audit
Committee's function is to make recommendations to the Board of Directors concerning the audit of the entire Bank's operations. The Audit Committee met six (6) times in 1996. Mr. Franklin R. Eichler is Chairman of this committee.

<F8> Member of the Bank's Employees Profit-Sharing Retirement
Trust - Administrative Committee. The function of the Bank's Employees Profit-Sharing Retirement Trust - Administrative Committee is to make decisions on the disposition of funds as requested by participants in the plan who have terminated their employment. This committee met one (1) time in 1996. Mr. C. Bernerd Grissinger was Chairman of this committee. The Chairman of this committee for 1997 is Franklin R. Eichler.

<F9> Member of the Corporation's Strategic Planning Committee.
This committee's function is to review, analyze and present recommendations to the Board of Directors regarding the Corporation's and Bank's Strategic Plan. This committee met two
(2) times in 1996. Mr. William E. Eby is Chairman of this committee.

<F10> Member of the Corporation's Stock Incentive Plan Committee.
This committee is responsible for administration of the Corporation's Stock Incentive Plan. This committee did not meet in 1996. Mr. Carl R. Hallgren is Chairman of this committee.

<F11> Member of the Bank's Compliance Committee.  This
committee's responsibilities include monitoring procedures and documents for compliance with government regulations, evaluating regulatory changes, and monitoring the compliance functions in anticipation of Federal Examiners. The Compliance Committee met twelve (12) times in 1996. Mr. Michael L. Maurer, is Chairman of this committee.

<F12> Member of the Bank's EDP Committee.  The function of this committee is to monitor the EDP (electronic data processing) systems in the Bank's operations and procedures and make recommendations for system enhancements to the Board of Directors. This committee met one (1) time in 1996. Mr. Clement
Hoober  is Chairman of this committee.

<F13> Member of the Bank's Trust Committee.  This committee
provides general supervision over all trust accounts held in the Bank's Trust Department and reviews all new and closed trust accounts. This committee met nineteen (19) times in 1996. Mr. Donald H. Wolgemuth is Chairman of this committee.

<F14> As Chairman of the Board of Directors, Mr. Wolgemuth is
authorized to attend each committee meeting.

     During 1996, the Board of Directors of the Bank held twenty-eight (28) meetings. During 1996, the Board of Directors of the Corporation held sixteen (16) meetings. Each of the Directors attended at least 75 percent of the combined total number of meetings of the Corporation's and Bank's Boards of Directors and the committees of which he is a member.

     The Corporation does not have a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Section 10.1 of the Corporation's By-Laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors shall notify the Secretary of the Corporation in writing not less than sixty (60) days prior to the date of any meeting of shareholders called for the election of directors.

                              - 9 -


Human Resources Committee Interlocks and Insider Participation

     The Human Resources Committee makes recommendations to the Board of Directors concerning the compensation of employees. The membership of this committee includes only outside directors.


                   EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Corporation and the Bank for the fiscal years ended December 31, 1996, 1995 and 1994 of the chief executive officer, and the other four most highly compensated executive officers of the Corporation and the Bank to the extent such persons' annual salary and bonus exceeded $100,000 for the 1996 fiscal year:



                    SUMMARY COMPENSATION TABLE

                           Annual Compensation
                           -------------------


     (a)                 (b)        (c)        (d)       (e)
                                                        Other
                                                        Annual
                                                        Compen-
Name and Principal                Salary     Bonus      sation
   Position             Year        ($)       ($)         $
-----------------       ----      ------     -----      ------


William E. Eby          1996   $115,938.32    --         --
President and CEO       1995    111,384.00    --         --
of the Corporation      1994    106,080.00  4,627.35     --
and the Bank

                            Long-Term Compensation
                            ----------------------

                       Awards                 Payouts
                       ------                 -------

    (a)                  (f)          (g)       (h)      (i)
                                   Securities
                      Restricted   Underlying          All other
                       Stock       Options/    LTIP    Compen-
Name and Principal     Award(s)     SARs      Payouts   sation
   Position              ($)         (#)       ($)    ($)<F1><F2>
------------------    ---------    ---------  ------  -----------



William E. Eby           --          --        --      17,678.67
President and CEO        --          --        --      17,116.32
of the Corporation       --          --        --      16,886.42
and the Bank
_______________________


<F1> Includes life insurance premiums amounting to $121.80 for
1996, 1995 and 1994 (premium cost of $50,000 term life insurance). Also includes premiums for long-term disability insurance amounting to $327.72 in 1996, $317.52 in 1995 and $193.20 in 1994.

<F2> Includes contributions to the Employee Profit Sharing
Retirement Trust Fund of $17,229.15, $16,677.00 and $16,571.42
for 1996, 1995 and 1994, respectively.



Option/SAR Grants in Last Fiscal Year
-------------------------------------


                              Individual Grants
                              -----------------

                      Number of         % of Total
                      Securities        Options/SARs  Exercise or
                      Underlying         Granted to    Base Price
                     Options/SARs        Employees        Price
Name                 Granted(#)<F1>      In Fiscal Year   ($/SH)
----                 --------------     ---------------  --------


William E. Eby          1,000              21.74%        $24.43


                                           Potential Realizable

                                             Value at
                                            Assumed Annual
                                            Rates of Stock Price
                                            Appreciation for
                     Expiration               Option Term
Name                    Date               5%($)      10%($)
----                 ----------            ----------------------


William E. Eby        1/31/07              $39.79     $63.37




Pension Plan

     The Corporation does not have a retirement or pension plan. The Bank, however, has a non-contributory Employee Profit Sharing Retirement Trust Fund (the "Plan") covering substantially all employees. An employee is eligible to participate in the Plan on the first day of the month following a year of employment in which he or she has 1,000 "hours of service". A participant must accumulate 1,000 "hours of service" during the plan year and be employed on the last day of the plan year to receive an employer contribution. Normal retirement age is 65 although the Plan provides for early and postponed retirement. A participant's interest in the Plan vests in 20% increments over a five (5) year period.

     The Bank makes all the payments under the Plan. A separate account is maintained within the Plan for each participant. A participant's retirement benefit is based on his or her accumulated vested account balance and is distributed to the participant upon retirement to purchase an annuity, as a one lump sum payment, or in equal periodic payments over the participant's life expectancy. The Bank contributed $330,720.26, $318,204.59 and $300,800.21 to the Plan during 1996, 1995 and 1994, respectively. The pension expenses for administration of the Plan were approximately $725 for 1996, $1,800 for 1995 and $750 for 1994. The accumulated Plan benefits and Plan net assets as of December 31, 1996, the date of the latest actuarial report,
are presented below.   Mr. Eby has 36 years of credited service
under the Plan.

Actuarial present value of accumulated plan benefits:

                                          December 31, 1996
                                          -----------------

  Vested                                   $5,967,886.80

  Non-Vested                                   65,952.20
                                           -------------

  Net Assets Available for Benefits        $6,033,839.00
                                           =============
_________________________

Compensation of Directors

     Each outside Director of the Bank received, in 1996, $285 for each Board Meeting, $130 for each Committee Meeting attended, and a $3,785 annual retainer. The Bank's directors received $125,230 in the aggregate, for all Board of Directors and Committee meetings of both the Bank and the Corporation attended in 1996. Mr. Donald H. Wolgemuth, Chairman of the Boards of Directors of the Corporation and the Bank, and C. Bernerd Grissinger, former Vice Chairman of the Corporation, received fees of $7,210.00 and $10,095.59, respectively, or $17,305.59 in the aggregate, for services provided to the Corporation and to the Bank in 1996. Included in C. Bernerd Grissinger's compensation are fees for real estate inspections. In the aggregate, the Boards of Directors of the Bank and of the Corporation received $142,535.70 for all Board of Directors' meetings and committees attended in 1996, including all fees and retainers paid to such persons in their capacity as directors.

     Directors received no remuneration for attendance at meetings of the Board of Directors of the Corporation.

Employment Contract


     On January 17, 1994, the Corporation, the Bank and Mr. William E. Eby, President and Chief Executive Officer of the Corporation and of the Bank, entered into an employment agreement. The employment agreement has a term of three (3) years, which term renews automatically for an additional twelve months at the end of each calendar year upon written notification of renewal by the Corporation to Mr. Eby. The term of this agreement was extended until December 31, 1999, by the Board of Directors on December 12, 1996. The agreement delineates Mr. Eby's position, duties, compensation and benefits. The agreement contains, among other things, a non-competition provision and a confidentiality provision.

     The agreement provides that Mr. Eby serve as the President and Chief Executive Officer of the Corporation and of the Bank and as a member of the Boards of Directors of the Corporation and the Bank. Under the terms of the agreement, Mr. Eby is entitled to an annual direct salary of $115,938 per year which may be increased in subsequent years as the Boards of Directors deems appropriate. In addition, the Boards of Directors of the Corporation and the Bank may provide for payment of a periodic bonus to Mr. Eby. Mr. Eby is not entitled to receive director's fees or other compensation for serving on the Corporation's and the Bank's Boards of Directors or committees thereof. Mr. Eby is entitled to receive the customary employee benefits made available to employees of the Bank.

     The agreement also provides that if his employment ends due to death, disability or is terminated by the Corporation or Bank for cause (as defined therein), then Mr. Eby is entitled to his full annual direct salary through the date of termination. If Mr. Eby's employment is terminated other than because of death, disability or for cause (as defined therein), or if Mr. Eby terminates his employment for good reason other than a change in control (as defined therein), then he is entitled to his full annual direct salary on the date of termination. If Mr. Eby terminates his employment for good reason following a change in control (as defined therein), then he is entitled to his full annual direct salary from the date of termination continuing through the last day of the term of the agreement.

Board of Directors Report on Executive Compensation


     The Board of Directors of the Corporation is responsible for the governance of the Corporation and its subsidiary, the Bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the Corporation's shareholders, customers and the communities served by the Corporation and the Bank. To accomplish the strategic goals and objectives of the Corporation, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfilment of its duties to accomplish the Corporation's strategic mission. The Bank provides compensation to the employees of the Corporation and the Bank.

     The fundamental philosophy of the Corporation's and the Bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation program is administered by the Human Resources Committee comprised of four (4) outside directors who are listed below. The objectives of the Committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the Corporation, the results of which in turn, will improve profitability, increase dividends to our shareholders and increase the appreciation in the market value of our shares.

     Compensation of the Corporation's and Bank's top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by the committee include the chief executive officer and the senior vice president. The Human Resources Committee determines the compensation for all officers of the Corporation and the Bank.
As a guideline for review in determining base salaries, the committee uses information composed of outside, independent compensation surveys. Various peer groups are provided for a comparison basis. The peer groups include banks between $100 million to $200 million, and a regional peer group that includes southcentral Pennsylvania banks. These peer groups are different than the peer group used for the performance chart. The peer group on the performance chart includes bank holding companies and banks listed on NASDAQ which may not be located in Pennsylvania. Pennsylvania peer group banks were used with respect to compensation issues because of common industry issues and competition for the same executive talent group.

Chief Executive Officer Compensation

     The Board of Directors has determined that the Chief
Executive Officer's 1996 compensation of $115,938 (an increase of
4.1% over 1995) is appropriate based on the committee's subjective determination, after review of all information deemed relevant, including the Corporation's and Bank's financial performance.

Executive Officers

     For 1996, the Board of Directors established that the compensation of the Corporation's and the Bank's executive officers would increase by 4.5 percent (4.5%) over 1995 compensation. Compensation increases were determined by the committee based on its subjective analysis of the individual's contribution to the Corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers among numerous factors the following: the Corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employees' compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information, including the above, it deems relevant.

     In addition to base salary, executive officers of the Corporation and the Bank may participate in the Corporation's 1988 Stock Incentive Plan. The Stock Incentive Plan Committee governs awards made under such plan. The first grant of options under this plan occurred on February 1, 1997. On this date, the Stock Incentive Plan Committee approved the grant of 4,600 options, 1,000 of which were granted to Mr. Eby.

     Total compensation opportunities available to the employees of the Bank are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the Bank's success. Individuals are reviewed annually on a calendar year basis. The Bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. Through these compensation policies, the Corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its employees.


                     Human Resources Committee

       Franklin R. Eichler              David G. Heisey
       Donald H. Wolgemuth              Daniel H. Raffensperger

                 SHAREHOLDER PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the S&P 500 Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1992 and ending December 31, 1996. The shareholder return shown on the graph below is not necessarily indicative of future performance.


        Comparison of Five Year Cumulative Total Return<F1>


                   [PERFORMANCE GRAPH OMITTED.]

[Following is a description of the performance graph in a tabular format.]

                   1991    1992    1993    1994    1995    1996
                   ----    -----   ----    ----    ----    ----


Peer Group Total  1200.00 1535.88 2064.19 2334.22 2722.13 2950.52
Peer Group Index   100.00  127.99  172.02  194.52  226.84  245.88

Union National     100.00  121.28  162.86  217.39  320.60  390.00
 Financial
 Corp, Inc.

S & P 500          417.09  435.71  466.45  459.27  615.93  740.74
S & P 500 Index    100.00  104.46  111.83  110.11  147.67  177.60


<F1> The peer group for which the information appears above
includes the following companies: ACNB Corporation, Bryn Mawr Bank Corporation, CNB Financial Corporation, Drovers Bancshares Corporation, First West Chester Corporation, Franklin Financial Services Corporation, Hanover Bancorp, Inc., Heritage Bancorp, Inc., Keystone Heritage Group, Inc., Penn Security Bank and Trust Company, PennRock Financial Services Corporation and Pioneer American Holding Company. These companies were selected based on four criteria: total assets between $150 million and $650 million; market capitalization greater than $30 million; headquarters located in Pennsylvania and not quoted on NASDAQ.


                      CERTAIN TRANSACTIONS

     Except as set forth in the paragraphs immediately below, there have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation and the Bank, or any associate of the foregoing persons. The Corporation and the Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank. Total loans outstanding from the Corporation and the Bank at December 31, 1996, to the Corporation's and the Bank's officers and directors as a group and to members of their immediately families and companies in which they had an ownership interest of 10 percent or more was $3,380,461 or approximately 15.96 percent of the total equity capital of the Bank. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 1997, to the above described group was $3,543,328.

     The following table sets forth the name and relationship of each director who was indebted to the Bank in 1996 in an aggregate amount considered by the management of the Corporation and the Bank to be material, the nature or purpose of such indebtedness and the weighted average interest rate on such indebtedness:



                                                        Weighted
Name of Person or      Largest Amount                   Average
Entity and             of Indebtedness   Nature of      Interest
Relationship           in 1996           Indebtedness   Charged
----------------       --------------    ------------   --------


David G. Heisey -      $107,962          Land Development 10.10%
Director Timber        (Balance as of    Loan Secured by
Villa Enterprises,     1/30/97:          Real Estate
Inc.                   $55,959.13)

David G. Heisey -      $505,177          Commercial Real   9.12%
 Director              (Balance as of    Estate Loan and
                       1/30/97:          Personal Line of
                       $368,885.97)      Credit Secured by
                                         Real Estate

David G. Heisey -      $723,426          Land Development 9.71%
Director Timber        (Balance as of    and Construction
Villa, Inc.            1/30/97:          Loan Secured by
                       $428,070.58)      Real Estate

                              - 16 -


David G. Heisey -      $427,900          Construction     9.96%
Director David G.      (Balance as of    Loan and
Heisey, Inc.           1/30/97:          Commercial Line
                       $370,900)         of Credit
                                         Secured by
                                         Real Estate


     All of the loans to Mr. Heisey are current as to payments of principal and interest, and were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.


            PRINCIPAL OFFICERS OF THE CORPORATION

     The following table sets forth selected information about the principal officers of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors. Shares are individually held unless otherwise noted. The footnotes to this table follow the section entitled "Principal Officers of the Bank."

                                            Number of
                                  Bank        Shares    Age as of
                        Held    Employee   Beneficially March 17,
Name and Position       Since     Since     Owned<F1>       1997
-----------------       -----   --------   ------------ ---------


William E. Eby -        1986      1958      14,600<F2>       60
President

Mark D. Gainer -        1986      1976       2,000<F2>       42
Vice President

Dennis F. Fackler -     1986      1963         676<F3>       51
Treasurer

Carl R. Hallgren        1986      <F4>      17,680<F2>       59
Secretary

Clement M. Hoober       1991      1988         500<F5>       41
Chief Financial
Officer & Assistant
Treasurer

Charles R. Starr        1991      1970       2,200<F3>       50
Insider Trading
Compliance Officer
___________________

                              - 17 -



                PRINCIPAL OFFICERS OF THE BANK

     The following table sets forth selected information about
the principal officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the
discretion of the Board of Directors.  Shares are individually held unless otherwise noted.
                                                       Bank
                    Office and Position     Held      Employee
Name                  with the Bank         Since      Since
----                -------------------     -----     --------


William E. Eby       President and CEO      1984      1958

Mark D. Gainer       Senior Vice President, 1982      1976
                     COO

Dennis F. Fackler    Vice President &       1982      1963
                     Cashier

Amos F. Lichty       Vice President,        1982      1959
                     Operations

Thomas C. Mayer      Vice President,        1988      1988
                     Human Resources

Clement M. Hoober    Vice President,        1992      1988
                     Controller             1988

Charles R. Starr     Vice President,        1982      1970
                     Trust


                      Number of                 Age as of
                      Shares Bene-              March 17,
Name                  ficially Owned<F1>          1997
----                  -------------------       --------


William E. Eby        14,600<F2>                  60

Mark D. Gainer         2,000<F2>                  42

Dennis F. Fackler        676<F3>                  51

Amos F. Lichty         7,400<F6>                  55

Thomas C. Mayer        2,136<F3>                  52

Clement M. Hoober        500<F5>                  41

Charles R. Starr       2,200<F3>                  50


<F1> Rounded to the nearest whole share.

<F2> Details with respect to beneficial ownership of this
individual found in footnotes to "Beneficial Ownership of Officers and Directors," supra.

<F3> Shares are held jointly with his spouse.

<F4> Mr. Hallgren is not an employee of the Bank.

<F5> Includes 100 shares held jointly by Mr. Hoober and his
spouse.

<F6> Includes 4,320 shares of Common Stock held jointly by Mr.
Lichty and his spouse.


      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and shareholders owning in excess of ten percent (10%) of the Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation with the Securities and Exchange Commission. Based on a review of copies of such reports received by it, and on the statements of the reporting persons, the Corporation believes that all such Section 16(a) filing requirements were complied with in a timely fashion with the exception of Mr. Benjamin W. Piersol, Jr. who did not timely file a Form 4 reporting one transaction, during 1996.


                  PROPOSAL TO APPROVE AND ADOPT
            THE UNION NATIONAL FINANCIAL CORPORATION
                1997 EMPLOYEE STOCK PURCHASE PLAN

     On February 1, 1997, the Board of Directors of the Corporation (the "Board") approved and adopted the Union National Financial Corporation 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Board of Directors directed and ordered that the Stock Purchase Plan be submitted to the shareholders of the Corporation for their approval and adoption at the 1997 Annual Meeting of Shareholders to be held on April 22, 1997.

     The purpose of the Stock Purchase Plan is to encourage the employees of the Corporation and its subsidiary to acquire ownership in the Corporation. Management is hopeful that the Stock Purchase Plan will also aid the Corporation in attracting and retaining competent and dedicated employees at all levels.

    The Stock Purchase Plan authorizes the issuance of up to 100,000 shares of the Corporation's Common Stock, par value $0.25 per share to employees of the Corporation and its subsidiaries. Shares that are issued pursuant to awards granted under the Stock Purchase Plan will be authorized but previously unissued shares or treasury shares.

     The Stock Purchase Plan will be administered by a committee of two (2) or more outside directors (the "Committee") who are qualified to serve on the Committee as specified in section 3(a) of the Stock Purchase Plan (Exhibit "A"). Directors who serve on the Committee are ineligible to participate in the Stock Purchase Plan during the period they are serving on the Committee.
Subject to the terms of the Stock Purchase Plan, the Committee has complete discretion to adopt, amend and rescind the rules, regulations and procedures necessary to administer the Stock Purchase Plan, to interpret the Stock Purchase Plan, to establish such further terms, conditions and limitations on the exercise of options granted under the Stock Purchase Plan as it may deem appropriate, and to make all other decisions regarding administration of the Stock Purchase Plan. The Committee may not revise the Stock Purchase Plan in any manner inconsistent with the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") or in a manner that would cause a loss of the exemption from the short swing profit recapture provisions of the Securities Exchange Act of 1934.

     Options may be granted under the Stock Purchase Plan only to employees of the Corporation or of the Bank who are not subject to the provisions of Section 16 of the Securities Exchange Act of 1934 or who otherwise do not perform policy making functions for the Corporation or for the Bank. Employees of the Corporation, or any subsidiary, who were employed by the Corporation or a subsidiary on December 31 of the year immediately preceding the year in which options are granted are eligible to receive options under the Stock Purchase Plan, except that the Committee may elect to exclude employees who customarily work 20 hours or less per week and employees who customarily work for not more than five (5) months in a calendar year. As of February 1, 1997, the Corporation and its subsidiaries had 98 employees who would have been eligible to participate in the Stock Purchase Plan.

     When options are granted under the Stock Purchase Plan, they must be granted to each eligible employee, and all eligible employees shall have the same rights and privileges, except that the number of shares which may be purchased by any employee under such option may bear a uniform relationship to the total compensation of all employees and the Committee may provide that no employee may purchase more than a maximum number of shares, provided that such limitation is uniform for all eligible employees. An option granted pursuant to the Stock Purchase Plan may be exercised only while the holder thereof is employed by the Corporation or its subsidiary and, if not fully exercised prior to termination of employment, will expire on the date of termination.

     In addition, the Committee may not grant an option to any employee who, immediately after the grant, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any subsidiary. The Committee may not grant an option to any employee if, at the date of the grant, the employee would be permitted to purchase stock under the Stock Purchase Plan and all other employee stock purchase plans of the Corporation and any subsidiary at a rate exceeding $25,000 of fair market value for each calendar year in which such option is outstanding at any time.

     Each option shall be evidenced by a written stock option agreement specifying the maximum number of shares of Common Stock of the Corporation that may be purchased pursuant to the option, the option term, and other such terms and conditions established by the Committee as are consistent with the terms of the Stock Purchase Plan.

     The option price per share of Common Stock, as determined by the Committee, may not be less than the lesser of: (i) eighty-five percent (85%) of the fair market value per share of Common
Stock of the Corporation on the date of the grant, or (ii) eighty-five percent (85%) of the fair market value per share of the Common Stock of the Corporation on the date of exercise.

     Each option granted under the Stock Purchase Plan will expire on the date determined by the Committee; provided, however, that each option must expire not later than the date which is five (5) years from the date of grant and that any option exercised more than 27 months after the date of the grant must be exercised at an option price per share that is not less than eighty-five percent (85%) of the fair market value per share on the date of exercise.

     During the lifetime of an optionee, an option may be exercised only by him and is not assignable by him other than by will or the laws of descent and distribution.

Federal Income Tax Consequences of Stock Purchase Plan

     It is intended that options issued pursuant to the Stock Purchase Plan will qualify as options issued pursuant to a qualified "employee stock purchase plan" within the meaning of
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the provisions of the Code as in effect on the date hereof, an employee who acquires stock by exercising an option issued pursuant to a qualified employee stock purchase plan will not recognize taxable income upon either the grant of the option or the exercise of the option and the Corporation will not be entitled to any deduction. Further, if the option price is as least equal to the fair market value of the stock when the option was granted and the stock acquired by exercising the options not disposed of within two (2) years after the date of the grant of the option and is held for at least one (1) year after the transfer of the stock to the employee, any gain recognized upon the sale or exchange of the stock will be eligible to be taxed to the employee at long-term capital gain rates and the Corporation will not be entitled to any deduction. If the employee sells the stock before the expiration of the required holding periods, he will recognize compensation income to the extent of the excess of the fair market value of the stock on the date the option was exercised over the option price for the stock, and the Corporation will, in such event, be entitled to a compensation expense deduction for the same amount. Any gain recognized upon disposition in excess of such amount is treated as capital gain. However, even if an employee holds the stock for the required periods, he will recognize compensation income at the time he disposes of the stock if the option price is less than 100% of the fair market value of the stock when the option was granted. The amount of such compensation income will be equal to the lesser of: (i) the amount, if any, by which the fair market value of the stock when the option was granted exceeds the option price, or (ii) the amount, if any, by which the fair market value of the stock at the time of disposition exceeds the amount paid for the stock. The Corporation will not be entitled to any deduction under these circumstances. Any further gain recognized upon disposition will be treated as capital gain.

     The foregoing tax discussion is intended as a summary only and the federal income tax consequences to any person who participates in the Stock Purchase Plan and to the Corporation may vary from those described above, depending upon individual actions and circumstances.

     The following table sets forth the benefits that would have been granted under the Stock Purchase Plan had it been in effect during 1996. The table assumes that the grants would have been made on February 1, 1997 at a discount as provided in the Stock Purchase Plan. On February 1, 1997, the approximate fair market value of the Corporation's Common Stock was $24.43. Currently, it is not possible to predict the number of grants that will be awarded under the Stock Purchase Plan in 1977, and the Corporation has no definitive plans to issue any grants.

                                  New Plan Benefits
                                  -----------------

Name and Position         Dollar Value ($)        Number of Units
-----------------         ----------------        ---------------

William Eby
 CEO                            0                        0

Executive Group                 0                        0

Non-Executive Director Group    0                        0


Non-Executive Officer       $207,655                  10,000
Employee Group


     The foregoing discussion of the Stock Purchase Plan consists of only a summary and is qualified in its entirety by reference to the full text of the Stock Purchase Plan attached as Exhibit "A" to this Proxy Statement. Exhibit "A" is deemed to be an integral part of this Proxy Statement and incorporated in its entirety by reference.

      The Board of Directors recommends a vote FOR the following resolution which will be presented at the Annual Meeting:

      RESOLVED, that the Union National Financial Corporation 1997 Employee Stock Purchase Plan, the text of which is set forth in full and in its entirety in the Proxy Statement for the 1997 Annual Meeting of Shareholders as Exhibit "A," is hereby approved, adopted, ratified and confirmed by the shareholders of the Corporation.

     The approval and adoption of the Employee Stock Purchase Plan requires the affirmative vote of a majority of all votes cast by all shareholders entitled to vote thereon. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify a contrary choice in their proxies.

     The Board of Directors recommends a vote FOR the resolution approving and adopting the Union National Financial Corporation
1997 Employee Stock Purchase Plan.

                 PROPOSAL TO APPROVE AND ADOPT
            THE UNION NATIONAL FINANCIAL CORPORATION
                   1997 STOCK INCENTIVE PLAN

     On February 1, 1997, the Board of Directors adopted the Corporation's 1997 Stock Incentive Plan (the "Stock Incentive Plan") and reserved 120,000 shares of Common Stock for issuance under the Stock Incentive Plan. The purpose of the Stock Incentive Plan is to advance the development, growth and financial condition of the Corporation and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the Corporation in order to secure, retain and motivate personnel responsible for the operation and management of the Corporation and its subsidiaries. The Stock Incentive Plan is designed to attract and retain individuals of outstanding ability as employees of the Corporation and its subsidiaries, to encourage employees to acquire a proprietary interest in the Corporation, to continue their employment with the Corporation and its subsidiaries and to render superior performance during such employment.

     The Stock Incentive Plan will be deemed effective as of February 1, 1997, if the Stock Incentive Plan receives approval by the shareholders, and will continue in effect until all awards under the Stock Incentive Plan either have lapsed, been exercised, satisfied or canceled according to the terms under the Stock Incentive Plan. The shares of stock that may be issued under the Stock Incentive Plan shall not exceed in the aggregate 120,000 shares of the Common Stock, par value $0.25 per share, as may be adjusted from time to time due to stock splits, payments of stock dividends or other changes in the structure of the Corporation's capital.

     The Stock Incentive Plan will be administered by a committee consisting of two or more non-employee directors (the "Committee") and, except as otherwise permitted by certain securities laws, who have not, during the year prior to commencing service on the Committee been, nor will, while a member of the Committee, be granted any awards under the Stock Incentive Plan, or any other Stock Incentive Plan of the Corporation that provides for discretionary grants or awards. Persons eligible to receive awards under the Stock Incentive Plan are those key officers and other management employees of the Corporation and its subsidiaries as determined by the Committee.

Awards

     Awards made under the Stock Incentive Plan may be in the form of: (i) options to purchase stock intended to qualify as incentive stock options under Sections 421 and 422 of the Code (referred to herein as "Qualified Options"); (ii) options which do not so qualify (referred to herein as "Non-Qualified Options"); (iii) stock appreciation rights ("SARs"); and (iv) restricted stock (referred to herein as "Restricted Stock"). Every award made to a person under the Stock Incentive Plan is exercisable during his or her lifetime only by the recipient and is not saleable, transferable or assignable by the recipient except by will or pursuant to applicable laws of descent and distribution. Generally, awards may be exercised in whole or in part. Funds received by the Corporation from the exercise of any award shall be used for its general corporate purposes. The Committee may permit an acceleration of previously established exercise terms of any award as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate, including, but not limited to, upon a change of control of the Corporation (as defined in the Stock Incentive
Plan).

Qualified Options

     Qualified Options may not be awarded under the Stock Incentive Plan more than ten (10) years after the earlier of the date the Stock Incentive Plan is adopted by the Board of Directors or the date on which the Stock Incentive Plan is approved by the shareholders are only exercisable upon the expiration of six months after the date of the award and may not continue beyond the expiration of ten (10) years beyond the date of the award. The purchase price of the stock subject to any Qualified Option, as determined by the Committee, may not be less than the stock's fair market value (as defined in the Stock Incentive Plan) at the time the option is awarded or less than its par value. If the recipient of a Qualified Option ceases to be employed by the Corporation, or subsidiary thereof, the Committee may permit the recipient to exercise such option during its remaining term for a period of not more than three (3) months. This period may be extended to a 12 month period if such employment cessation was due to the recipient's disability, as defined in the Stock Incentive Plan. If the recipient ceases to be employed by the Corporation, or subsidiary thereof, due to his or her death, the committee may permit the recipient's qualified personal representatives, or any persons who acquire the options pursuant to his or her will or the laws of descent and distribution, to exercise such option during its remaining term for a period not to exceed 12 months after the recipient's death to the extent that the option was then and remains exercisable.

Non-Qualified Options

     Similar to Qualified Options, Non-Qualified Options are only exercisable upon the expiration of six (6) months after the date of the award and shall not continue beyond the expiration of ten
(10) years beyond the date of the award. If a recipient of a Non-Qualified Option ceases to be eligible under the Stock Incentive Plan before the option lapses or before it is fully exercised, the Committee may permit the recipient to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee. The purchase price of a share of stock pursuant to a Non-Qualified Option, as determined by the Committee, shall not be less than the stock's fair market value (as defined in the Stock Incentive Plan) at the time such option is awarded.

Stock Appreciation Rights

     SARs may be granted either alone, or in connection with another previously or contemporaneously granted award (other than another SAR). Each SAR entitles its recipient to receive, upon exercise, all or a portion of the excess of: the fair market value at the time of such exercise of a specified number of shares of stock as determined by the Committee; and (ii) a specified price as determined by the Committee of such number of shares of stock that, on a per share basis, is not less than the stock's fair market value at the time the SAR is awarded. Upon exercise of any SAR, the recipient is either paid in cash, in stock or a combination thereof, as determined by the Committee. SARs are only exercisable upon the expiration of six (6) months after the date of the award and shall not continue beyond the expiration of ten (10) years beyond the date of the award; however, no SAR connected with another award shall be exercisable beyond the last date that such other connected award may be exercised. If a recipient of a SAR ceases to be eligible under the Stock Incentive Plan before it lapses or before it is fully exercised, the Committee may permit the recipient to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee.

Restricted Stock

     Restricted Stock is stock that may be acquired by and issued to a recipient at such time, for such or for no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions, or terms as are determined by the Committee, including but not limited to, prohibitions against transfer, substantial risks of forfeiture within the meaning of
Section 83 of the Code, and attainment of performance or other goals, objectives or standards, all for or applicable to time periods, determined by the Committee. A recipient of restricted stock has the rights of a shareholder, including, without limitation, the right to vote the shares and receive dividends on the shares. During the period of any restrictions, conditions, or terms applicable to the Restricted Stock, however, the shares, the right to vote the shares and to receive dividends on the shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Stock Incentive Plan or by the award. Each certificate for shares of Restricted Stock will bear a restrictive legend until all conditions or restrictions lapse or are satisfied. If a recipient's employment with the Corporation or its subsidiaries ceases, for any reason, prior to lapse or satisfaction of the restrictions, conditions or terms applicable to the restricted stock, all stock subject to unexpired restrictions is forfeited absolutely by the recipient to the Corporation.

Federal Tax Consequences

     An employee who receives Qualified Options will not recognize taxable income on the grant or the exercise of the option. If the stock acquired by the exercise of a Qualified Option is held until the later of: (i) two (2) years from the date of the grant; and (ii) one (1) year from the date of exercise, any gain (or loss) recognized on the sale or exchange of the stock will be treated as long-term capital gain (or loss), and the Corporation will not be entitled to any income tax deduction. If stock acquired on exercise of a Qualified Option is sold or exchanged before the expiration of the required holding period, the employee will recognize ordinary income in the year of disposition in an amount equal to the difference between the option price and the lesser of the fair market value of the stock on the date of exercise, or the selling price. In the event of a disqualifying disposition, the Corporation will be entitled to an income tax deduction in the year of such disposition in an amount equal to the amount of ordinary income recognized by the employee.

     An employee who receives a Non-Qualified Option will not recognize taxable income on the grant of the option, however, upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date that the option is exercised over the purchase price paid for the stock. The Corporation will be entitled to an income tax deduction in the year of exercise in an amount equal the amount of income recognized by the employee.

     A SAR is not taxed at the time it is granted, even if it is immediately exercisable. A SAR is taxed at exercise. If cash is received at exercise, the payment is considered compensation income to the recipient, and the Corporation may take a deduction for this expense. In addition, the Corporation receives a deduction equal to the amount included in income by the recipient.

     The recipient of restricted stock is deemed to have received gross income in an amount equal to the excess of the fair market value of the stock over the amount paid for the stock, if any, by the recipient at the time that all restrictions applicable to the stock lapse or are satisfied. If the restricted stock is forfeited prior to the lapse or satisfaction of restrictions, there are tax consequences to the recipient. The Corporation will be entitled to a deduction equal to the amount included in the income of the recipient in the Corporation's taxable year in which or with which ends the taxable year of the recipient in which the income was included.

     As of February 1, 1997, eight (8) executive officers were eligible to participate in the Stock Incentive Plan. The size and type of awards are generally to be determined by the Committee in its discretion. Such future grants are not presently determinable, and it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups for 1997.

     The following table sets forth the benefits that would have been granted under the Stock Incentive Plan had it been in effect during 1996. The table assumes that the grants would have been made on February 1, 1997. On that date, the approximate fair market value of the Corporation's Common Stock was $24.43. Currently, the Corporation has no definitive plans to issue any benefits under the Stock Incentive Plan.


                                  New Plan Benefits*

Name and Position        Dollar Value ($)        Number of Units
-----------------        ---------------         ---------------

William Eby                $24,430                   1,000
 CEO

Executive Group            $87,948                   3,600

Non-Executive Director        0                        0
Group

Non-Executive Officer         0                        0
Employee Group

_____________________________

*These figures are estimated based on grants made under the Corporation's 1988 Stock Incentive Plan. As of February 1, 1997, only 4,600 options have been granted under the Plan, all of which were made on February 1, 1997.

     The foregoing discussion of the Stock Incentive Plan consists of only a summary and is qualified in its entirety by reference to the full text of the Stock Incentive Plan attached as Exhibit "B" to this Proxy Statement. Exhibit "B" is deemed to be an integral part of this Proxy Statement and incorporated in its entirety by reference.

     The Board of Directors recommends a vote FOR the following resolution which will be presented at the Annual Meeting:

           RESOLVED, that the Union National Financial
       Corporation 1997 Stock Incentive Plan, the text of which is set forth in full and in its entirety in the Proxy Statement for the 1997 Annual Meeting of Shareholders as Exhibit "B," is hereby approved, adopted, ratified and confirmed by the shareholders of the Corporation.

     The approval and adoption of the Stock Incentive Plan requires the affirmative vote of a majority of all votes cast by all shareholders entitled to vote thereon. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify to the contrary on their proxies.

     The Board of Directors recommends a vote FOR the resolution approving and adopting the Union National Financial Corporation
1997 Stock Incentive Plan.

                         LEGAL PROCEEDINGS

     In the opinion of the management of the Corporation and the Bank, there are no proceedings pending to which the Corporation or the Bank is a party or to which their property is subject, which, if determined adversely to the Corporation and the Bank, would be material in relation to the Corporation's and the Bank's undivided profits or financial condition. There are no proceedings pending other than ordinary routine litigation incident to the business of the Corporation and the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation and the Bank by government authorities.

                    INDEPENDENT AUDITORS

     The Board of Directors has selected Trout, Ebersole & Groff, Certified Public Accountants, of Lancaster, Pennsylvania as the Corporation's independent auditors for its 1997 fiscal year. The Corporation has been advised by Trout, Ebersole & Groff, Certified Public Accountants, that none of its members has any financial interest in the Corporation. Trout, Ebersole & Groff served as the Corporation's independent public accountants for the 1996 fiscal year. A representative from Trout, Ebersole & Groff will not be present at the Annual Meeting of Shareholders.


                       ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 1996 is enclosed with this Proxy
Statement. A representative of the Corporation will be available to respond to any appropriate questions concerning the Annual
Report presented by shareholders at the Annual Meeting.



                  SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1998 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Union National Financial Corporation at its principal executive offices, 101 East Main Street, Mount Joy, Pennsylvania 17552, not later than Tuesday, November 25, 1997.

                       OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.


                   ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM CLEMENT M. HOOBER, CHIEF FINANCIAL OFFICER, UNION NATIONAL FINANCIAL CORPORATION, P.O. BOX 567, 101 EAST MAIN STREET, MOUNT JOY, PENNSYLVANIA 17552.

                                               EXHIBIT A


                UNION NATIONAL FINANCIAL CORPORATION
                 1997 EMPLOYEE STOCK PURCHASE PLAN
                ----------------------------------

1. Purpose of the Plan. The purpose of this Employee Stock Purchase Plan (the "Plan") is to advance the interests of Union National Financial Corporation, and its subsidiary and its shareholders by encouraging its employees and the employees of its subsidiary to acquire a stake in its future by purchasing shares of its common stock. It is intended that the Plan shall be an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

2. Definitions. For purposes of the Plan, the following words or phrases have the meanings assigned to them below:

    (a) Board:  means the Board of Directors of the Corporation.

    (b) Code: means the Internal Revenue Code of 1986, as amended.

    (c) Committee: means the Committee designated by the Board to administer the Plan, which Committee shall at all times consist of two or more directors who are disinterested (within the meaning of SEC Rule 16b-3(c)(2)(i) or any successor regulation) with respect to the Plan.

    (d)  Corporation:  means Union National Financial
Corporation.

    (e) Date of Grant: means, in respect of any option granted under the Plan, the date on which that option is granted by the Committee.

    (f) Date of Exercise: means, in respect of any option granted under the Plan, the date specified by the Committee in its rules and regulations governing the exercise of options granted under the Plan.

    (g)  NASDAQ:  means the National Association of Securities
Dealers, Inc. Automated Quotation System.

    (h) Parent: means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the grant of an option, each of the corporations other than the Company owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (i)  Plan:  means Union National Financial Corporation 1997
Employee Stock Purchase Plan.

    (j) Stock: means the $.25 par value common stock of the Corporation.

    (k) Subsidiary: means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the grant of an option under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (l) Total Compensation: means the total remuneration paid to an employee by the Corporation and its Subsidiary during any calendar year, as reported on the employee's federal income tax withholding statement(s) on Form W-2 ( or any successor form) in respect of that calendar year.

3.  Administration of the Plan.

     (a) Committee Members. The Plan shall be administered by the Committee which, except as otherwise determined by the Board, shall be composed of each of those members of the Compensation Committee of the Board who has not been eligible to participate in the Plan for a period of at least one year prior to his election to the Committee, who is not eligible to participate in the Plan during the period he is serving on the Committee, and who is disinterested (within the meaning of SEC Rule 16b-3(c)(2)(i) or an successor regulation) with respect to the Plan.

     (b) Committee Authority. The Committee shall be vested with full authority to grant options under the Plan, to adopt, amend and rescind such rules, regulations and procedures as it deems necessary or desirable to administer the Plan, to interpret the provisions of the Plan, and to make all other determinations necessary in connection with the administration of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any option granted under the Plan.


4. Stock Subject to the Plan. The maximum number of shares of Stock that may be issued pursuant to options granted under the Plan shall be 100,000 shares of stock, subject to adjustment as provided in Section 10 of the Plan. Such shares may be treasury or authorized, but unissued, shares of Stock. Shares issuable pursuant to an option which, by reason of the expiration, cancellation or other termination of such option prior to issuance, are not issued shall again be available for issuance pursuant to the award of options under the Plan.

5. Eligibility. Options may be granted under the Plan only to employees of the Corporation and to employees of a Subsidiary who are not subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or who otherwise do not perform policy - making functions for the Corporation or for its Subsidiary. Employees of the Corporation and employees of a Subsidiary who were employed by the Corporation or by a Subsidiary on December 31 of the year immediately preceding the year in which options are granted shall be eligible to receive options under the Plan, except that the Committee may elect to exclude those employees: (a) who customarily work twenty (20) hours or less per week; (b) who have been employed less than two
(2) years; and (c) who customarily work for not more than five
(5) months in a calendar year.

6.   Allocation of Optioned Stock.

    (a) General Rule: When options are granted under the Plan, options shall be granted to each eligible employee, and all eligible employees shall have the same rights and privileges, except that the number of shares subject to each option may bear a uniform relationship to the Total Compensation, or the basic or regular rate of compensation, of all eligible employees, and the Committee may limit the maximum number of shares that may be purchased pursuant to each option, provided that such limitation is uniform for all eligible employees.

     (b) Certain Limitations: All options granted under the Plan shall be subject to the following additional limitations:

        (i) Five Percent Limitation: No option shall be granted to any employee who, immediately after the grant, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation, its Parent (if any) or any Subsidiary. In computing the stock ownership of an employee for purposes of this limitation, the rules of Section 424(d) of the Code shall apply, and stock which an employee may purchase pursuant to options granted by the Corporation (whether under the Plan or otherwise) shall be treated as stock owned by the employee.

        (ii) $25,000 Limitation: No option shall be granted to any employee which, at the Date of Grant, would permit his rights to purchase Stock under the Plan and all other employee stock purchase plans of the Company, its Parent (if any) and any Subsidiary to accrue at a rate exceeding $25,000 of fair market value for each calendar year in which such option is outstanding at any time.

7.   Option Price.

     (a) General Rule: The option price per share of the Stock that may be purchased pursuant to each option shall be determined by the Committee, subject to approval by the Board, but shall not in any event be less than the lessor of: (i) eighty-five percent (85%) of the fair market value per share of the Stock on the Date of Grant, or (ii) eighty-five percent (85%) of the fair market value per share of the Stock on the Date of Exercise, subject in either case to adjustment as set forth in Section 10 below.

     (b) Fair Market Value: For purposes of the Plan, the fair market value of the Stock shall be determined as follows:

        (i) Exchange Traded: In the event that the Stock is listed on an established stock exchange, the fair market value shall be deemed to be the closing price of the Stock on such exchange on the applicable date or, if no trade occurred on that day, on the next preceding day on which a trade occurred.

       (ii) NASDAQ Listed: In the event that the Stock is not listed on an established stock exchange, but is then quoted on NASDAQ, the fair market value per share shall be the average of the average of the closing bid and asked quotations of the Stock for the five (5) trading days immediately preceding the applicable date, except that if no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five (5) trading days immediately preceding the applicable date on which closing bid and asked quotations are available.

        (iii) OTC Traded: In the event that the Stock is not listed on an established stock exchange and is not quoted on NASDAQ, the fair market value per share shall be the average of the average of the closing bid and asked quotations of the Stock for the five (5) trading days immediately preceding the applicable date as reported by two (2) brokerage firms to be selected by the Committee which are then making a market in the Stock, except that if no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five (5) trading days immediately preceding the applicable date on which closing bid and asked quotations are available.

        (iv) Other: In the event that the Stock is not listed on an established stock exchange, is not quoted on NASDAQ and no closing bid and asked quotations are available, then fair market value per share shall be determined in good faith by the Committee.

8.  Terms and Conditions of Options.

     (a) Written Stock Option Agreement: Each option shall be evidenced by a written stock option agreement specifying the maximum number of shares of Stock that may be purchased pursuant to the option, the option term, and other such terms and conditions established by the Committee as are consistent with the terms of the Plan.

     (b) Term of Options: Each option granted under the Plan shall expire on the date determined by the Committee; provided, however, that each option shall terminate not later than the date which is five years from the Date of Grant, and provided further, that options exercised more than twenty-seven (27) months after the Date of Grant must be exercised at an option price per share which is not less than eighty-five percent (85%) of the fair market value per share on the Date of Exercise.


     (c) Other Terms and Conditions: The Committee may from time to time establish such further terms, conditions and limitations on the exercise of options granted under the Plan as it may, in its sole discretion, deem appropriate, and which are not inconsistent with Section 423 of the Code, including, without limitation, payroll deduction requirements, restrictions on exercise dates, and restrictions on transfer of the Stock purchased pursuant to the options granted under the Plan.

     (d) Termination of Employment: An option granted pursuant to the Plan may be exercised only while the holder thereof is employed by the Company or a Subsidiary and, if not fully exercised prior to termination of employment, will expire on the date of termination.

     (e) Limitation on Transfer of Options: During the lifetime of an optionee, an option granted pursuant to the Plan shall be exercisable only by the optionee and shall not be assignable or transferable by him other than by will or the laws of descent and distribution.

9. Exercise of Options. Each person who elects to exercise an option granted pursuant to this Plan shall comply with such rules, regulations and procedures (including, without limitation, payroll deduction requirements) regarding the exercise of options as the Committee shall from time to time establish.

10. Rights. Except as otherwise provided in the Plan, an employee who is granted an option shall have no rights as a holder of the stock subject thereto unless and until one or more certificates for the shares of such stock are issued and delivered to the employee. No adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that any certificates for stock subject to an option are issued to the employee pursuant to his or her exercise thereof. No option, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

11.  Adjustments

     (a) Recapitalization: In the event of any change in the number of issued and outstanding shares of Stock which results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the Corporation, the Committee shall proportionately adjust the maximum number of shares subject to each outstanding option, and (where appropriate) the purchase price per share thereof (but not the total option price), so that upon exercise or realization of such option, the employee shall receive the same number of shares he or she would have received had he or she been the holder of all shares subject to his or her outstanding option and immediately before the effective date of such change in the number of issued and outstanding shares of Stock. Such adjustments shall not, however, result in the issuance of fractional shares. Any adjustment under this paragraph 11 shall be made by the Committee, subject to approval by the Board. No adjustments shall be made that would cause an option to fail to continue to qualify as an incentive stock option within the meaning of Section 423 of the Code.

     (b) Merger: In the event the Corporation is a party to any merger, consolidation or other reorganization, any and all outstanding options shall apply and relate to the securities to which a holder of stock is entitled after such merger, consolidation or other reorganization. Upon any liquidation or dissolution of the Corporation, any and all outstanding options shall terminate upon consummation of such liquidation or dissolution, but prior to such consummation shall be exercisable to the extent that the same otherwise are exercisable under the Plan.

12. Registration of Stock. No option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares of Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance of shares thereunder, unless such listing, registration, qualification, consent or approval may be effected or obtained on conditions acceptable to the Committee. Without limiting the foregoing, the shares of Stock to be issued under the Plan shall be registered as soon as practicable under the Securities Act of 1933, as amended, by the Company by filing an appropriate registration statement. No option shall be exercisable, no Stock shall be issued, and no certificates for shares of Stock shall be delivered until such registration statement is effective.

13. Special Rules Applicable to Reporting Persons. The following restrictions and limitations shall be applicable to any eligible employee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (a "Reporting Person") at the time of any proposed disposition of Stock acquired pursuant to the exercise of an option granted under the Plan:

     (a) Six Month Holding Period: A Reporting Person shall not sell, transfer or otherwise dispose of any shares of Stock acquired pursuant to the exercise of an option granted under the Plan unless at least six (6) months have elapsed from the Date of Grant.

     (b) Cessation of Participation: In the event that a Reporting Person elects to terminate his participation in the Plan, such Reporting Person may not again participate in the Plan until at least six (6) months have elapsed from the date of such termination.

14.  Amendment or Termination of the Plan.

    (a) Amendment and Termination: The Board may at any time amend, modify, suspend or terminate the Plan; provided that, except as provided in Section 10 above, the Board may not, without the consent of the shareholders of the Company, make any amendment or modification which: (i) increases the maximum number of securities that may be granted to Reporting Persons under the Plan; (ii) materially modifies the eligibility requirements for Reporting Persons; or (iii) increases materially the benefits accruing to Reporting Persons under the Plan, or
(iv) otherwise requires the approval of the shareholders of the Company in order to maintain the exemption available under Rule 16b-3 (or any similar rule) under the Securities Exchange Act of 1934.

     (b) Compliance with Section 423 of the Code:
Notwithstanding the provisions of Section 12(a) above, the Board reserves the right to amend or modify the terms and provisions of the Plan, and of any outstanding options granted under the Plan, to the extent necessary to qualify the options granted under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded options granted under an employee stock purchase plan within the meaning of Section 423 of the Code, the regulations promulgated thereunder, and any amendments or replacements thereof.

     (c) 10 Year Term of Plan: Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after, the tenth anniversary of the effective date of the Plan, as set forth in Section 15, below.

15.  General Provisions.

     (a) Effect on Employment. The grant of an option under the Plan shall not be construed as giving the holder thereof the right to be retained in the employ of the Corporation or any Subsidiary. Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan, including, without limitation, any stock option agreement, shall in any way affect any right and power of the Corporation or any Subsidiary to terminate the employment of any person at any time with or without assigning a reason therefor.

     (b) Indemnification. With respect to liabilities arising under or relating to the Plan, the Corporation shall indemnify each member of the Committee and each other officer or employee of the Company to whom any duty or power relating to the plan may be allocated or delegated, to the fullest extent permitted under the laws of the Commonwealth of Pennsylvania and the Bylaws of the Corporation.

     (c) Governing Law. All questions pertaining to construction, validity and effect of the provisions of the Plan and the rights of all persons hereunder shall be governed by the laws of the Commonwealth of Pennsylvania.

     (d) Rules of Construction. Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provisions of law shall be construed to refer to any amendment to or successor of such provisions of law. All words herein shall be construed to be of such number and gender as the context requires.

16. Effective Date. The Plan shall become effective on February 1, 1997, the date on which it was adopted by the Board, provided that the Plan is approved by the shareholders of the Company at the Annual Meeting on April 22, 1997. The Committee may issue options pursuant to the Plan prior to its approval by the shareholders of the Company, provided that all such options are contingent upon shareholder approval of the Plan.


                        - - - - - - - - -
                             E N D
                        - - - - - - - - -

                                                  EXHIBIT B


               UNION NATIONAL FINANCIAL CORPORATION
                  1997 STOCK INCENTIVE PLAN


1. Purpose. The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of Union National Financial Corporation (the "Corporation") and each subsidiary thereof as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of capital stock of the Corporation so as to secure, retain and motivate personnel who may be responsible for the operation and management of the affairs of the Corporation and any such subsidiary now or hereafter existing ("Subsidiary").

2. Term. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), so long as the Corporation's stockholders duly approve the Plan within twelve (12) months either before or after the date of the Board's adoption of the Plan. Any and all options and rights awarded under the Plan ("Awards") before it is so approved by the Corporation's stockholders shall be conditional upon and may not be exercised before timely obtainment of such approval, and shall lapse upon the failure thereof. If the Plan is so approved, it shall continue in effect until all Awards either have lapsed or been exercised, satisfied or cancelled according to their terms under the Plan.

3. Stock. The shares of stock that may be issued under the Plan shall not exceed in the aggregate 120,000 shares of the Corporation's common stock, par value $0.25 per share (the "Stock"), as may be adjusted pursuant to paragraph 18 hereof. Such shares of Stock may be either authorized and unissued shares of Stock, or authorized shares of Stock issued by the Corporation and subsequently reacquired by it as treasury stock. Under no circumstances shall any fractional shares of Stock be issued or sold under the Plan or any Award. Except as may be otherwise provided in the Plan, any Stock subject to an Award that for any reason lapses or terminates prior to its exercise as to such Stock shall become and again be available under the Plan. The Corporation shall reserve and keep available, and shall duly apply for any requisite governmental authority to issue or sell the number of shares of Stock needed to satisfy the requirements of the Plan while in effect. The Corporation's failure to obtain any such governmental authority deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan shall relieve the Corporation of any duty, or liability for the failure to issue or sell such Stock as to which such authority has not been obtained.

4. Administration. The Plan shall be administered by a committee (the "Committee") consisting exclusively of two (2) or more non-employee directors from the Board serving for such terms as determined, selected and appointed by the Board. The Board shall fill all vacancies occurring in the Committee's membership, and at any time and for any reason may add additional members to the Committee or may remove members from the Committee and appoint their successors. Except as otherwise permitted under
Section 16(b) of the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereto, a member of the Committee must be a director of the Corporation and during the year prior to commencing service on the Committee, and while a member of the Committee, was not granted or awarded any Awards, allocations or other options or rights of or with respect to Stock or any other equity securities of the Corporation or its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates which provides for grants or
awards.   A majority of the Committee's membership shall
constitute a quorum for the transaction of all business of the Committee, and all decisions and actions taken by the Committee shall be determined by a majority of the members of the Committee attending a meeting at which a quorum of the Committee is present.

     The Committee shall be responsible for the management and operation of the Plan and, subject to its provisions, shall have full, absolute and final power and authority, exercisable in its sole discretion: to interpret and construe the provisions of the Plan, adopt, revise and rescind rules and regulations relating to the Plan and its administration, and decide all questions of fact arising in the application thereof; to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and Stock option purchase prices; to adopt, revise and rescind procedural rules for the transaction of the Committee's business, subject to any directives of the Board not inconsistent with the provisions or intent of the Plan or applicable provisions of law; and to make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. The Committee's determinations, decisions and actions under the Plan, including but not limited to those described above, need not be uniform or consistent, but may be different and selectively made and applied, even in similar circumstances and among similarly situated persons. Unless contrary to the provisions of the Plan, all decisions, determinations and actions made or taken by the Committee shall be final and binding upon the Corporation and all interested persons, and their heirs, personal and legal representatives, successors, assigns and beneficiaries. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5.   Awards.  Awards may be made under the Plan in the form of:
(a) "Qualified Options" to purchase Stock that are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, (b) "Non-Qualified Options" to purchase Stock that are not intended to qualify under Sections 421-424 of the Code, (c) Stock appreciation rights ("SARs"), or (d) "Restricted Stock". More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of any other Award, either to the same person or otherwise, or impose any obligation upon the person to whom granted to exercise the Award. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, SAR, or Restricted Stock, as the case may be. Every Award made to a person (a "Recipient") shall be exercisable during his or her lifetime only by the Recipient, and shall not be salable, transferable or assignable by the Recipient except by his or her Will or pursuant to applicable laws of descent and distribution.

6. Eligibility. Persons eligible to receive Awards shall be those key officers and other management employees of the Corporation and each Subsidiary as determined by the Committee. In no case, however, shall any current member of the Committee be eligible to receive any Awards. A person's eligibility to receive Awards shall not confer upon him or her any right to receive any Awards; rather, the Committee shall have the sole authority, exercisable in its discretion consistent with the provisions of the Plan, to select when, to whom and under what facts and circumstances Awards will be made. Except as otherwise provided, a person's eligibility to receive, or actual receipt of Awards under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or its affiliates.

7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

     (a) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

     (b) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such Option is awarded;

     (c) If the Recipient of a Qualified Option ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the Recipient thereafter to exercise such Option during its remaining term for a period of not more than three (3) months after such cessation of employment to the extent that the Option was then and remains exercisable, unless such employment cessation was due to the Recipient's disability as defined in Section 422(e)(3) of the Code, in which case such three (3) month period shall be twelve (12) months; if the Recipient dies while employed by the Corporation or a Subsidiary, the Committee may permit the Recipient's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, thereafter to exercise such Option during its remaining term for a period of not more than twelve (12) months after the Recipient's death to the extent that the Option was then and remains exercisable; the Committee may impose terms and conditions upon and for said exercise of such Qualified Option after such cessation of the Recipient's employment or his or her death;

     (d) The purchase price of a share of Stock subject to any Qualified Option, as determined by the Committee, shall not be less than the Stock's fair market value at the time such Option is awarded, as determined under paragraph 13 hereof, or less than the Stock's par value.

8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

     (a) The time period during which any Non-Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such Option is awarded;

     (b) If a Recipient of a Non-Qualified Option, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the Recipient thereafter to exercise such Option during its remaining term, to the extent that the Option was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

     (c) The purchase price of a share of Stock subject to any Non-Qualified Option, as determined by the Committee, shall not be less than the Stock's fair market value at the time such Option is awarded, as determined under paragraph 13 hereof.

9. Stock Appreciation Rights. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

     (a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

     (b) Each SAR shall entitle its Recipient to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Stock as determined by the Committee, over
(ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded;

     (c) Upon exercise of any SAR, the Recipient shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

     (d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such SAR is awarded; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

     (e) If a Recipient of a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the Recipient thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

      (f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option, (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Option is transferable and under the same conditions,
(iv) may be exercised only when such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

10. Restricted Stock. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

     (a) Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a Recipient at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code, and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

     (b) Except as otherwise provided in the Plan or the Restricted Stock Award, a Recipient of shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

     (c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

     This Certificate and the shares of Stock hereby represented are subject to the provisions of the Corporation's Stock Incentive Plan and a certain agreement entered into between the owner and the Corporation pursuant to said Plan. The release of this Certificate and the shares of Stock hereby represented from such provisions shall occur only as provided by said Plan and agreement, a copy of which are on file in the office of the Secretary of the Corporation.

Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to such Restricted Stock, a certificate for the shares of Stock free thereof without such legend shall be issued to the Recipient;

     (d) If a Recipient's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the Recipient's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the Recipient to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the Recipient nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the Recipient's Last Will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

11. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award being exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in Stock at its then current fair market value, or in any combination thereof, as the Committee shall determine; provided, that if the Stock tendered as payment for a Qualified Option was acquired through the exercise of a Qualified Option, the Recipient must have held such Stock for a period not less than the holding period described in Code

Section 422(a)(1). Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

     The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the Recipient has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Stock that may be acquired by the Recipient under the other connected Award shall be reduced by the number of shares of Stock with respect to which the Recipient has exercised his or her SAR, and the number of shares of Stock subject to the Recipient's SARs shall be reduced by the number of shares of Stock acquired by the Recipient pursuant to the other connected Award.

     The Committee may permit an acceleration of previously established exercise terms of any Awards or the lapse of restrictions thereon as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition: (a) if the Corporation or its stockholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's stockholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms unless the transaction is not consummated and the agreement expires or is terminated, in which case thereafter all Awards shall be treated as if said agreement never had been executed; (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting capital stock of the Corporation, as determined by the Committee in its sole discretion, through the acquisition of, or an offer to acquire such percentage of the Corporation's voting capital stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms; or (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board, cease for any reason to constitute at least a majority of the Board, unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total amount of shares of Stock still subject thereto for the remainder of their respective terms. If an event described in
(a), (b) or (c) occurs, the Committee shall immediately notify the Recipients in writing of the occurrence of such event and their rights under this paragraph 11.

12. Withholding. Whenever the Corporation is about to issue or transfer Stock pursuant to any Award, the Corporation may require the Recipient to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for such shares of Stock. Whenever payments are to be made in cash to any Recipient pursuant to his or her exercise of an Award, such payments shall be made net after deduction of all amounts sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements.

13. Value. Where used in the Plan, the "fair market value" of Stock or Options or rights with respect thereto, including Awards, shall mean and be determined by: (a) in the event that the Stock is listed on an established exchange, the closing price of the Stock on the relevant date or, if no trade occurred on that day, on the next preceding day on which a trade occurred,
(b) in the event that the Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the average of the closing bid and asked quotations of the Stock for the five (5) trading days immediately preceding the relevant date, or (c) in the event that the Stock is not then listed on an established exchange or quoted on NASDAQ, the average of the average of the closing bid and asked quotations of the Stock for five (5) trading days immediately preceding the relevant date as reported by such brokerage firms which are then making a market in the Stock. In the event that the Stock is not listed on an established exchange, quoted on NASDAQ, and no closing bid and asked quotations are available, fair market value shall be determined in good faith by the Committee. In the case of (b) or (c) above, in the event that no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five (5) trading days immediately preceding the relevant date on which closing bid and asked quotations are available.

14. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time; provided, however, that: (a) no amendment may be adopted that permits an Award to be granted to any member of the Committee;
(b) with respect to qualified options, except as specified in paragraph 18 hereof, no amendment may be adopted that will increase the number of shares reserved for Awards under the Plan, change the option price, or change the provisions required for compliance with Section 422 of the Code and regulations issued thereunder. The amendment or termination of this Plan shall not, without the consent of the Recipients, alter or impair any rights or obligations under any Award previously granted hereunder.

     In addition and subject to the foregoing, the Committee may prescribe other or additional terms, conditions and provisions with respect to the grant or exercise of any or all Awards as the Committee may determine necessary or appropriate for such Awards and the Stock subject thereto to qualify under and comply with all applicable laws, rules and regulations, and changes therein, including but not limited to the provisions of Sections 421 and 422 of the Code and Section 16 of the Securities Exchange Act of 1934, as amended. Without limiting the generality of the preceding sentence, each Qualified Option, and any SAR awarded in connection therewith, shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify such Option, or connected Option and SAR, as an incentive stock option under
Section 422 of the Code, including but not limited to the following provisions:

       (i) the aggregate fair market value, at the time such Option is awarded, of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the Recipient during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

     (ii) No Qualified Option, or any SAR in connection therewith, shall be awarded to any person if at the time of such Award, such person owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or its affiliates, unless at the time such Option or SAR is awarded the Stock purchase price under such Option is at least one hundred and ten percent (110%) of the fair market value of the Stock subject to such Option and the Option (and any SAR connected therewith) by its terms is not exercisable after the expiration of five (5) years from the date it is awarded.

     From time to time, the Committee may rescind, revise and add to any of such terms, conditions and provisions as may be necessary or appropriate to have any Awards be or remain qualified and in compliance with all applicable laws, rules and regulations, and may delete, omit or waive any of such terms, conditions or provisions that are no longer required by reason of changes in applicable laws, rules or regulations.

15. Continued Employment. Nothing in the Plan or any Award shall confer upon any Recipient or other persons any right to continue in the employment of, or maintain any particular relationship with the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate such Recipient or other persons, and the employment and other relationships thereof. However, the Committee may require as a condition of making and/or exercising any Award that its Recipient agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period following the date the Award is made and/or exercised as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option to the extent such application would result in disqualification of said Option as an incentive stock option under Sections 421 and 422 of the Code.

16. General Restrictions. Each Award shall be subject to the requirement and provision that if at any time the Committee determines it necessary or desirable as a condition of or in consideration of making such Award, or the purchase or issuance or Stock thereunder, (a) the listing, registration or qualification of the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an agreement by the Recipient with respect to disposition of any Stock (including without limitation that at the time of the Recipient's exercise of the Award, any Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute such Stock), then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, approval or agreement shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

17. Rights. Except as otherwise provided in the Plan, the Recipient of any Award shall have no rights as a holder of the Stock subject thereto unless and until one or more certificates for the shares of such Stock are issued and delivered to the Recipient. No adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to Stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that any certificates for Stock subject to an Award are issued to the Recipient pursuant to his or her exercise thereof. No Award, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

18. Adjustments. In the event of any change in the number of issued and outstanding shares of Stock which results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the Corporation, the Committee shall proportionately adjust the maximum number of shares subject to each outstanding Award, and (where appropriate) the purchase price per share thereof (but not the total purchase price under the Award), so that upon exercise or realization of such Award, the Recipient shall receive the same number of shares he or she would have received had he or she been the holder of all shares subject to his or her outstanding Award and immediately before the effective date of such change in the number of issued and outstanding shares of Stock. Such adjustments shall not, however, result in the issuance of fractional shares. Any adjustments under this paragraph 18 shall be made by the Committee, subject to approval by the Board. No adjustments shall be made that would cause a Qualified Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     In the event the Corporation is a party to any merger, consolidation or other reorganization, any and all outstanding Awards shall apply and relate to the securities to which a holder of Stock is entitled after such merger, consolidation or other reorganization. Upon any liquidation or dissolution of the Corporation, any and all outstanding Awards shall terminate upon consummation of such liquidation or dissolution, but prior to such consummation shall be exercisable to the extent that the same otherwise are exercisable under the Plan.

19. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds after full consideration of the facts presented on behalf of the Corporation and the involved Recipient, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or any Subsidiary that has damaged it, or that the Recipient has disclosed trade secrets of the Corporation or its affiliates, the Recipient shall forfeit all rights under and to all unexercised Awards, and all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the Recipient's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the Recipient's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of said Option as an incentive stock option under Sections 421 and 422 of the Code.

20. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each present and future member of the Committee and/or of the Board, who shall be entitled without further action on his or her part to indemnity from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by such member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which such member may be or have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be such a member. The provisions, protection and benefits of this paragraph shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board, and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except
(a) as may not be allowed by applicable law, (b) to the extent there is entitlement to insurance proceeds under insurance coverage provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (c) to the extent there is entitlement to indemnification from the Corporation, other than under this paragraph, on account of the same matter or proceeding for which indemnification hereunder is claimed.

21. Miscellaneous. Any reference contained in this Plan to a particular section or provision of law, rule or regulation, including but not limited to the Internal Revenue Code of 1986 and the Securities Exchange Act of 1934, both as amended, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule that may be promulgated by the Securities and Exchange Commission, to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee, and to the extent that there are additional requirements under Rules 16b-3, it is the responsibility of the participants to satisfy such requirements. Where used in this
Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and, the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation. The captions of the numbered paragraphs contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

                     - - - - - - - - - - -
                            END
                     - - - - - - - - - - -

             UNION NATIONAL FINANCIAL CORPORATION

                           PROXY

   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 1997
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints Marilyn Geib and Erma Witmer and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Union National Financial Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Country Table Restaurant, 740 East Main Street, Mount Joy, Pennsylvania 17552, on Tuesday, April 22, 1997 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.   ELECTION OF CLASS A DIRECTORS TO SERVE FOR A THREE-YEAR TERM

     Franklin R. Eichler, E. Ralph Garber, Mark D. Gainer

     [   ] FOR all nominees       [   ]  WITHHOLD AUTHORITY
           listed above (except          to vote for all
           as marked to the              nominees listed
           contrary below)               above

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE
PROVIDED BELOW.)
_______________________________________________________________

2.   PROPOSAL TO APPROVE AND ADOPT THE UNION NATIONAL FINANCIAL
CORPORATION 1997 EMPLOYEE STOCK PURCHASE PLAN.

     [   ] FOR         [   ] AGAINST         [   ] ABSTAIN



     The Board of Directors Recommends a Vote FOR This Proposal.

_________________________________________________________________

3.   PROPOSAL TO APPROVE AND ADOPT THE UNION NATIONAL FINANCIAL
     CORPORATION 1997 STOCK INCENTIVE PLAN.

     [   ] FOR          [   ] AGAINST        [   ] ABSTAIN

     The Board of Directors Recommends a Vote FOR This Proposal.

_________________________________________________________________

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES
LISTED ABOVE AND FOR PROPOSALS TWO (2) AND THREE (3).

                              Dated: __________________, 1997


                              _______________________________
                              Signature(s) of Shareholders


                              _______________________________
                              Signature(s) of Shareholders


Number of Shares Held of
Record on March 17, 1997
________________________

     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

           [Union National Mount Joy Bank Stationery]





                              March 24, 1997


Dear Dividend Reinvestment Plan Participant:


     As a participant in the Union National Financial Corporation Dividend Reinvestment Plan ("Plan"), you are entitled to instruct the Plan Administrator, Union National Mount Joy Bank, Trust Department, to vote the shares that are held on your behalf in the Plan at the 1997 Annual Meeting of Shareholders of the Corporation. To instruct the Plan Administrator as to how you would like these shares voted at the Annual Meeting, please complete the enclosed Voting Instruction Card/Proxy. At the Annual Meeting, in accordance with the Plan, the Plan Administrator will vote the shares held in the Plan for which participants have executed and returned a Voting Instruction Card/Proxy.

     Enclosed is a copy of the Corporation's Notice of Annual Meeting and Proxy Statement in connection with the 1997 Annual Meeting of Shareholders and a copy of the Corporation's 1996 Annual Report. Also enclosed is a Voting Instruction Card/Proxy which should be completed and returned to the Plan Administrator in the enclosed envelope.

     If you have any questions, please contact the undersigned.

                              Sincerely,


                              /s/ Charles R. Starr
                              --------------------
                              Charles R. Starr
                              Vice President

                  DIVIDEND REINVESTMENT PLAN

                 VOTING INSTRUCTION CARD/PROXY

             UNION NATIONAL FINANCIAL CORPORATION


    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 1997


              _________________________________


     The undersigned hereby constitutes and appoints Charles R. Starr, Union National Mount Joy Bank, Plan Administrator for the Union National Financial Corporation Dividend Reinvestment Plan (the "Plan"), proxy of the undersigned, with full power of substitution, to vote all of the shares of Union National Financial Corporation (the "Corporation") that the Plan holds on behalf of the undersigned and may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Country Table Restaurant, 740 East Main Street, Mount Joy, Pennsylvania 17552, on Tuesday, April 22, 1997 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:


1.   ELECTION OF CLASS A DIRECTORS TO SERVE FOR A THREE-YEAR TERM

     Franklin R. Eichler, E. Ralph Garber, Mark D. Gainer

     [   ] FOR all nominees        [   ] WITHHOLD AUTHORITY
           listed above (except          to vote for all
           as marked to the              nominees listed
           contrary below)               above

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE
PROVIDED BELOW.)
_________________________________________________________________


2.  PROPOSAL TO APPROVE AND ADOPT THE UNION NATIONAL FINANCIAL
    CORPORATION 1997 EMPLOYEE STOCK PURCHASE PLAN.

    [   ] FOR           [   ] AGAINST       [   ] ABSTAIN

    The Board of Directors Recommends a Vote FOR This Proposal.

_________________________________________________________________

3.   PROPOSAL TO APPROVE AND ADOPT THE UNION NATIONAL FINANCIAL
     CORPORATION 1997 STOCK INCENTIVE PLAN.


     [   ] FOR           [   ] AGAINST     [   ] ABSTAIN

     The Board of Directors Recommends a Vote FOR This Proposal.
_________________________________________________________________


4. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED DIVIDEND REINVESTMENT PLAN PARTICIPANT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS TWO (2) AND THREE (3).

                         Dated:_____________, 1997


                         ______________________________________
                         Signature(s) of Shareholders
                         Dividend Reinvestment Plan Participant


                         ______________________________________
                         Signature(s) of Shareholders
                         Dividend Reinvestment Plan Participant


Number of Shares Held of
Record on March 17, 1997
_________________________

     THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR DIVIDEND REINVESTMENT PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE HOLDER OF RECORD OF THE SHARES.

     PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTION
CARD/PROXY TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.